                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               November 14, 1996


                      ContiSecurities Asset Funding Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            New York                  33-99340             Application Pending
-----------------------------      --------------          -------------------
(State or Other Jurisdiction)       (Commission              (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


c/o Manufacturers and Traders Trust Company
               One M & T Plaza
              Buffalo, New York                                    14240
--------------------------------------------                   --------------
            (Address of Principal                                (Zip Code)
              Executive Offices)


       Registrant's telephone number, including area code (716) 842-4217
                                                          --------------

                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         In connection with the offering of ContiMortgage Home Equity Loan Pass-Through Certificates, Series 1996-4, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

        99.1 Related Computational Materials provided by Bear, Stearns & Co. Inc. in connection with sales efforts.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONTISECURITIES ASSET FUNDING CORP.,
                                          as Depositor

                                     By:      /s/ James E. Moore
                                         -------------------------------------
                                              Name: James E. Moore
                                              Title:  President

                                     By:     /s/ Jerome M. Perelson
                                         -------------------------------------
                                              Name:  Jerome M. Perelson
                                              Title:  Vice President

Dated:  November 18, 1996

                                 EXHIBIT INDEX

     Exhibit No.           Description                                Page No.

        99.1 Related Computational Materials provided by Bear, Stearns & Co. Inc. in connection with sales efforts.